UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2005

Starcraft Corporation
(Exact Name of Registrant as Specified in Its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	000-22048 (Commission File Number)	35-1817634 (IRS Employer Identification No.)

P. O. Box 1903, 1123 South Indiana Avenue, Goshen, Indiana (Address of Principal Executive Offices)	46527-1903 (Zip Code)

(574) 534-7827
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Pursuant to General Instruction F to Form 8-K, the press release issued January 10, 2005 is incorporated herein by reference and is attached hereto as Exhibit 99.1

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit Number	Description of Exhibit

	99.1	Press Release dated January 10, 2005.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 11, 2005

Starcraft Corporation By: /s/ Joseph E. Katona, III —————————————— Name: Joseph E. Katona, III Title: Chief Financial Officer
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